THE TIMKEN COMPANY INVESTOR PRESENTATION DECEMBER 2012 Exhibit 99.1

FORWARD-LOOKING
STATEMENTS
SAFE
HARBOR
AND
NON-GAAP
FINANCIAL
INFORMATION
Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, and liquidity, including the information under the headings
“Attractiveness/Strategic Priorities”, “Sales”, “Earnings Per Share”, “Free Cash Flow”, “Capital Spending”, “Pension”,
“2012 Capital Allocation Highlights” and “Return on Invested Capital” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including:  the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs and their impact on the operation of the company’s surcharge mechanisms; the impact of the company’s last-in, first-out accounting;
weakness in global or regional economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions, higher or lower raw-material and energy costs, fluctuations in customer demand, the company’s ability to achieve the benefits of its ongoing programs, initiatives & capital investments, and retention of CDSOA distributions. Additional factors are discussed in the company’s filings with the
Securities and Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31,
2011, quarterly reports on Form 10-Q and current reports on Form 8-K.  The company undertakes no obligation to update or revise any forward-looking statement.
This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission.  A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation.

INVESTOR RELATIONS CONTACT Steve Tschiegg Director - Capital Markets & Investor Relations PH: (330) 471-7446 E-mail: steve.tschiegg@timken.com

TIMKEN
OVERVIEW
A global industrial technology leader
applies its deep knowledge of
metallurgy, friction management and
mechanical power transmission to
improve the reliability and efficiency
of machinery all around the world
Our high-performance steel and
mechanical components support
diversified markets worldwide
Established in 1899 and
headquartered in Canton, Ohio
2011 sales: $5.2 billion
Global footprint with operations in
30 countries & 21,000 associates

•
Bearings
•
Alloy steel bars
& tubes
•
Transmissions
•
Gearboxes
•
Engineered chain
•
Related products
& services

Process --
Global growth
beyond bearings, diversified,
strong aftermarket
Sales:  $1.0 Billion
EBIT Margin:  21.3%
Mobile --
Transformed portfolio,
more aftermarket focus
Sales:  $1.3 Billion
EBIT Margin:  13.2%
Aerospace & Defense --
Diversified into transmissions
and aftermarket
Sales:  $263 million
EBIT Margin:  10.0%
Steel -- High-performance,
customized alloy steels
Sales:  $1.4 Billion
EBIT Margin:  16.0%
THE
TIMKEN
COMPANY
TODAY
Note: Based on September 30, 2012 YTD financial results.  Steel segment sales include $82.6 million of inter-segment sales.
Process
Process
Industries
Industries
Steel
Steel
Aerospace
Aerospace
& Defense
& Defense
Mobile
Mobile
Industries
Industries

25%
33%
35%
7%
Nine Months 2012
Total Sales: $3.9 Billion

CAT
DANA
NOV NATIONAL OILWELL VARCO
TOYOTA
JOYGLOBAL
GM
AAM
Ford
JOHN DEERE
NISSAN
SIEMENS
GENERAL DYNAMICS
Strength On Your Side

TIMKEN

STRONG
TIES
BETWEEN
BUSINESSES
DRIVE
VALUE
• Best in class provider of high performance
products for demanding conditions
• Technical knowledge
• Research synergies
• Production capabilities
• Application engineering
• Supply-chain efficiencies
• Manufacturing efficiencies
• Value-based pricing
• Ability to leverage investments
across platform
• Customer service and delivery
Process Industries | Mobile Industries
Steel | Aerospace & Defense
• Automotive
Common End-
Market Sectors
• Construction
• Energy
Shared
Customers
Shared
Expertise
Operating
Efficiencies
Combined platform drives performance and value

• Aerospace & Defense
• Mining
• Agriculture
• Industrial Machinery • Rail
• Heavy Truck

APPLY
Our Knowledge
DIFFERENTIATE
Our Products
EXPAND
Our Reach
PERFORM
With Excellence

CREATE
UNPARALLELED
VALUE
Offering a broad array of
mechanical power transmission
components, high-performance
steel and related solutions
and services.
Extending our knowledge,
products, services and channels
to meet customer needs,
wherever they are in the world.
Delivering exceptional
results with a passion
for superior execution.
Using our knowledge of metallurgy,
friction management and mechanical
power transmission to create unique
solutions used in demanding applications.
TIMKEN
STRATEGY
TO
DELIVER
SHAREHOLDER
VALUE

5 Year Average (1)
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
15.1%
10.2%
13.5%
6.6%
EBITDA Margin
ROIC
Comparable Company Average (2)
Timken

TIMKEN

THE
STRATEGY
IS
WORKING:
TIMKEN
HAS
DELIVERED
TOP
QUARTILE
PERFORMANCE

Timken has delivered top
quartile performance
versus comparable
companies in:
EBITDA margin
Return on invested
capital (ROIC)
(1) Source:  Company filings and Factset as of October 26, 2012.  Represents average of 2008 through LTM 2012.  Tax rate assumed at 35%.  Results exclude
U.S. Continued Dumping Subsidy Offset Act (CDSOA) receipts and impairment and restructuring expense.  See Appendix for reconciliation of EBITDA and
ROIC to the most directly comparable GAAP equivalents.  EBITDA and ROIC are not defined under U.S. GAAP and should not be considered in isolation or as a substitute for measures of our performance prepared in accordance with GAAP. Because not all companies use identical calculations, the presentation of
EBITDA and ROIC may not be comparable to other similarly titled measures of other companies.
(2) Comparable Companies include: AK Steel, Allegheny Technologies, Altra, Carpenter Technology, JTEKT, Kennametal, NSK, NTN, Nucor, SKF, Steel Dynamics,
and US Steel.

(77.4%)
(47.3%)
(42.0%)
(21.8%)
(16.5%)
(15.6%)
(4.8%)
9.0%
42.9%
52.1%
63.2%
67.8%
100.9%
(120.0%) (80.0%) (40.0%) 0.0% 40.0% 80.0% 120.0% 160.0%
(88.9%)
(76.5%)
(74.7%)
(67.3%)
(57.9%)
(44.0%)
(40.1%)
(27.2%)
(7.8%)
8.0%
11.6%
45.1%
71.2%
(120.0%) (80.0%) (40.0%) 0.0% 40.0% 80.0%
Source: Factset as of November 23, 2012.
(1) Bearings & Power Transmission (B&PT) comparables include: Altra, JTEKT, Kennametal, NSK, NTN, and SKF.
(2) Steel comparable companies include: AK Steel, Allegheny Technologies, Carpenter Technology, Nucor, Steel Dynamics, and US Steel.
B&PT
(1)
Steel
(2)
Timken
SKF
Timken
Altra
Carpenter
Nucor
Kennametal
Steel Dynamics
NSK
JTEKT
Allegheny
US Steel
NTN
AK Steel
Carpenter
Kennametal
Timken
SKF
Altra
NSK
Nucor
Steel Dynamics
Allegheny
JTEKT
NTN
US Steel
AK Steel
Last 5 Years – Total Shareholder Return Last 3 Years – Total Shareholder Return
DELIVERING
STRONG
TOTAL
SHAREHOLDER
RETURNS

More Diversified

- Geographic – strategically expanded market presence globally
- Product – expanded steel & bearing portfolio as well as complementary products & services

Improved cost structure

- Leaner and more variable
- Ability to tightly control supply chain and react to market variability

Focused execution

- Well-positioned to achieve solid performance through market cycles

TIMKEN

10 THE STRATEGY IS WORKING: KEY TAKEAWAYS

Markets Geographies Products Performance A MULTI-FACETED TRANSFORMATION 11

GLOBAL END-MARKET SECTOR DIVERSIFICATION

Other
Agriculture
Mining
Construction
On-Highway Aftermarket
Heavy Truck
Aerospace & Defense
Rail
Passenger Car
Energy
Light Truck
Industrial Aftermarket
Industrial Machinery

TIMKEN

Broad-based end markets
and customers
Increased sales from
demanding applications
Expanded channels into the
aftermarket; represents
approximately 25% of global
sales
Portfolio Diversification

Note: End market sector diversification based on 2011 sales of $5.2 billion.

Emerging Markets 20%
Europe 12%
United States 68%

$1,000
$750
$500
$250
$0
Africa
LA+Mexico
India
China
ASEAN
2001
2011

TIMKEN

EMERGING
MARKETS: A SOURCE
OF
GROWTH
Emerging market growth
10-Year Sales Revenue -- CAGR 15%

Diversified global scope,
growing faster outside the U.S.
(1)
($ in Millions)
Note: (1) Geographic diversification based on 2011 sales of $5.2 billion.

PRODUCT LINE EXPANSION & DIVERSIFICATION 14 Bearings Specialty Steels Power Transmission Services Related Products

PHILADELPHIA GEAR (A Timken Brand)	DRIVES (A Timken Brand)	QM Bearings

TIMKEN

NEW
ACQUISITIONS, NEW
CAPABILITIES
Differentiated performance • Industrial focus • Strong aftermarket • Supply chain synergy
Sales/Timing
Product
Offering
Growth
Synergies
Sales: $85M
Purchase date: July ‘11
Sales: $100M
Purchase date: Oct. ‘11
2011 Sales: $23M
Purchase date: Sept. ‘10
Gear drive repair Engineered chains
and augers
Mounted spherical roller
bearings and couplings
Capture lifetime of revenue opportunity
Leverage distribution channel
Opportunities for cross-selling and development of product lines
Global expansion
NOTE: Sales for Philadelphia Gear and Drives reflect last 12-month sales at time of purchase.
Sales for QM Bearings reflect both Mobile Industries and Process Industries sales.

25%
20%
15%
10%
5%
0%
14%
19%
5%
13%
14%
Mobile
Process
Aerospace
Steel
Timken

25%
20%
15%
10%
5%
0%
17%
22%
1%
24%
17%
Mobile
Process
Aerospace
Steel
Timken

TIMKEN

DELIVERING
SUPERIOR
FINANCIAL
PERFORMANCE

3 year average EBIT Margins 3 year average ROIC
Note: The above data represents an average of 2010 through LTM 2012. Segment returns have been adjusted to reflect a proportionate amount of unallocated corporate expenses. Tax rate assumed at 35% for return on invested capital calculations. Results exclude CDSOA receipts and impairment and restructuring charges. See Appendix for reconciliation of ROIC and consolidated EBIT to the most directly comparable GAAP equivalents.

Passenger Car 9%
On-Highway Aft Mkt 13%
Off-Highway 26%
Rail 13%
Heavy Truck 13%
Light Truck 26%

2011 sales: $1.8B

Latin America 6%
ROW 9%
Asia 11%
Europe 19%
U.S. 56%

Based on 2011 sales of $1.8 billion.

TIMKEN

MOBILE
INDUSTRIES

Bearings, power transmission components
and related products and services
Serves diverse market sectors
Customers:  OEM and aftermarket distributors
Portfolio shift toward attractive markets;
In 2005 passenger car and light truck was
54% of the portfolio versus 35% in 2011
Profitability turn-around; achieving returns
in excess of cost of capital
Capitalizing on mining, agricultural and
commercial transportation demand while
managing strategic pricing initiative
Strategy – provide high-value power
transmission products and services focused
on demanding applications to global OE
and aftermarket channels
Sector Profile Segment Overview
Attractiveness / Strategic Priorities Geographic Sales

Gear Drives 5%
Other 1%
Energy 6%
Metals 8%
Machinery 7%
Service 9%
Aftermarket 64%

Latin America 7%
ROW 6%
U.S. 43%
Europe 18%
Asia 26%

Based on 2011 sales of $1.2 billion.

PROCESS
INDUSTRIES

Precision-engineered bearings and related
mechanical components and services for
diverse industrial markets
Diverse and global customer base
~65% aftermarket in 2011; consistent,
profitable business
Diversified product portfolio
56% tapered roller bearings in 2011 versus 96% in
2000
Growing market share in spherical & cylindrical roller
bearings, housed units, other bearings & services
Sector Profile Segment Overview
2011 sales: $1.2B
Attractiveness / Strategic Priorities
Extensive global portfolio of differentiated
mechanical power transmission products
and services
Strong distribution channels to maximize
lifetime profit
Aggressive annual sales growth; gaining
share and unlocking new mechanical
power transmission opportunities
Strategy - focus on end-user value chain
and needs
Geographic Sales

Motion Control 11%
Defense 46%
Civil 43%

Bearings
Transmissions
Complex Parts
Services
Encoders and Sensors

TIMKEN

AEROSPACE
& DEFENSE

Sector Profile Segment Overview
Power transmission systems and
flight-critical components for civil
and military aircraft
Top 10 aerospace platforms represent
38% of sales in 2011
Aftermarket engine overhaul,
replacement parts, bearing
and component repair
Aftermarket channel represents
approximately 70% of sales in 2011
Health and positioning control applications
2011 sales: $0.3B
Product Offering Beyond Bearings Attractiveness / Strategic Priorities
Leverage strong commercial and improving
general aviation market sectors serving
diverse platforms while defense market
sectors have bottomed
Strong execution combined with improving
markets and targeted channels have led to
growth and a return to attractive
profitability
Strategy – provide a globally diverse
portfolio focused on growing platforms
through OE & aftermarket channels

Industrial Bearing Steels 6%
Passenger Car 14%
Heavy / Medium Truck 2%
Light Truck 11%
Vehicular Bearing Steels 1%
Oil and Gas Drilling 17%
Oil and Gas Completion 7%
Distribution General 13%
Aerospace & Defense 2%
Agriculture Machinery 1%
Mining Machinery 3%
Industrial Machinery 10%
Rail 3%
General Industrial 10%

Special bar quality steel
Seamless mechanical steel tubing
Value-added solutions

TIMKEN

STEEL

Sector Profile Segment Overview
Market leadership position in high quality
air-melted alloy steel bars, tubes, precision
components and value-added services
Bars:  1” to 16”
Serving niche high-end applications where
demands on performance are significant
Special machining characteristics
Resistance to heat, stresses or wear
High strength or other traits
Tubes:  2” to 13”
2011 sales: $2.0B
Differentiated Solutions Attractiveness / Strategic Priorities
An improved variable cost structure
More than half of our specialized products
cannot be competitively replicated in
North America today
450 grades of high-performance steels;
for power transmission applications
Know-how to design custom solutions with
strength where it matters
Efficient supply chains

FINANCIAL REVIEW

Sales ($ Mils.)
$3,906
$3,907
2011
2012

EBIT Margin
14.4%
17.5%
2011
2012

2012 RESULTS
–
FIRST
NINE
MONTHS
Sales of $3.9B, up slightly from prior year
Driven by acquisitions, pricing & mix, partially offset by
lower sales volume and the impact of currency
EBIT of $684M, or 17.5% of sales
Includes CDSOA receipts of $109M & St. Thomas plant
closure costs of $26M
Earnings benefited from improved pricing, lower material
costs and acquisitions, partially offset by lower volume,
surcharges and higher SG&A
EPS of $4.28 per diluted share, up from prior
year’s $3.48
Includes CDSOA receipts of $0.70 per share & St. Thomas
plant closure costs of $0.27 per share
Note: See Appendix for reconciliation of EBIT to the most directly comparable GAAP equivalent.  CDSOA is a reference to the US Continued Dumping Subsidy and Offset Act.

Free Cash Flow of $112M vs. $(230)M use of cash in prior year
From operating activities after pension contributions, capital expenditures and dividends
Includes $245M of discretionary pension and post-retirement benefit contributions and $68M of CDSOA receipts, both net of tax
Strong Balance Sheet
Cash position of $486M and debt of $489M, or $3M net debt
Pension & post-retirement benefits unfunded liability of $560 million, down $400 million from 2011 year-end
Repurchased 2.5 million shares; 7.5 million shares remaining under the authorization
Liquidity of $1.4B
Note: Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.
Net debt is not a GAAP measure. See Appendix for reconciliation of Free Cash Flow and Net Debt to the most directly comparable GAAP equivalents.

2012 RESULTS
–
FIRST
NINE
MONTHS

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
'91 to '01 Cycle CAGR: 4%
'02 to '09 Cycle CAGR: 4%
2012 Sales Estimate
2014 Sales Target*

TIMKEN

Outlook
2012 Sales Estimate:
down 3 to 5%
Weakening demand,
including exited light
vehicle business as
well as lower
surcharges, to be
partially offset by
price & acquisitions
2014 Sales Target:
3-Year CAGR of +7 to 12%
global GDP recovery/
growth in 2013-2014
of 3.5% to 4%
includes inorganic
growth
SALES
Note: 2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe
Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment).  NRB discontinued operations for 2003 and 2004 are based on internal estimates.
Net Sales
($ Mils.)

*Rolling 3-year targets are typically
provided annually and were last
updated Feb. 14, 2012.

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2014 EPS Target*
2012 EPS Estimate

TIMKEN

EARNINGS
PER
SHARE
Earnings Per
Share
Net Sales
($ Mils.)
Note: Earnings are reported on a GAAP basis and include the impact of special items, such as restructuring and reorganization expenses, CDSOA payments and goodwill amortization. EPS assumes dilution. 2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment). NRB discontinued
operations for 2003 and 2004 are based on internal estimates.

Outlook
2012 EPS Estimate:
$4.75 to $4.95 per
diluted share
includes CDSOA
receipts of $0.70
and St. Thomas
closure costs of
$(0.30)
2014 EPS Target:
$6.50 to $7.00 per
diluted share
redeployment of
capital including
inorganic growth
Net Sales Midpoint Estimate
($ Mils.)
*Rolling 3-year targets are typically
provided annually and were last
updated Feb. 14, 2012.

$500
$400
$300
$200
$100
$0
-$100
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013

TIMKEN

FREE
CASH
FLOW
Free Cash Flow
($ Mils.)
’91-’01 Cycle Avg: $16M
’02-’09 Cycle Avg: $87M
Note: Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.  Results include discontinued operations until divested.  See Appendix for reconciliation of Free Cash Flow to the most directly
comparable GAAP equivalent.   VEBA is in reference to the company’s voluntary employee benefit association trust.
2014 FCF
Target*

2012 FCF
Estimate
Outlook
2012 FCF Estimate:
$145M after,
- CapEx of $300M
- dividends of $90M
- discretionary
2014 FCF Target:
$250 to $300M
- CapEx above
*Rolling 3-year targets are typically
provided annually and were last
updated Feb. 14, 2012.
pension / VEBA trust
contributions of $245M
(net of tax)
targeted range,
increased dividends
and lower pension /
VEBA contributions

$350
$300
$250
$200
$150
$100
$50
$0
7%
6%
5%
4%
3%
2%
1%
0%
2012 Estimate
Long-term Target: 4% of Sales
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

TIMKEN

CAPITAL
SPENDING
Note: Estimated 2012 capital spending as a percent of sales is based on mid-point of company sales estimate.
Capital Spending
($ Mils.)
Cap Ex
% of Sales
Outlook
2012 CapEx Estimate:
$300M
- driven by global
- targeted +20% IRR
- ~$80M maintenance
spending
2013-2014 CapEx
above long term
target

energy, mining,
infrastructure and
heavy industries
growth
hurdle rate

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
Discount Rate
100%
80%
60%
40%
20%
0%
PBO Funded %
2000
2002
2004
2006
2008
2010

PENSION
PBO
Funded %
Discount
Rate
Note: Discount rate noted is for Timken’s domestic pension fund which represents the majority of the company’s global pension assets.
PBO funded percent denotes the Company’s pension benefit obligation (PBO) funded status.
86%
84%
Outlook
2012:
- discretionary pension
contributions of ~$210M,
net of tax
- expected funded status of
~90%
2013 – 2014:
- expected discretionary
pension contributions of
~$100M/year, net of tax
- targeting to reduce
liability through potential
lump-sum and
annuitization programs

$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$600
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
Long-term Leverage Target: 30% - 35%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

TIMKEN

NET
DEBT
Net Debt
/Capital
Net Debt
($ Mils.)
Note: 2003 includes Torrington acquisition as acquired February 2003.  Net debt is not a GAAP measure. Net Debt / Capital (leverage) is defined as
Net Debt / (Net Debt + Equity). See Appendix for reconciliation of Net Debt to the most directly comparable GAAP equivalent.

Capital Spend

- Target spend in industrial sectors: oil & gas, infrastructure, heavy industries and aerospace
- Asia growth

Acquisitions

- Industrial & aftermarket focus
- International
- Accretive to earnings in year 1
- Earn cost of capital in 3 years

Pension OPEB/Funding

- Discretionary contributions as capital structure and cash flow permit

Dividends/Share Repurchase

- Returning cash to shareholders
- 90 years of consecutive quarterly dividends

TIMKEN

2012 CAPITAL
ALLOCATION
HIGHLIGHTS
• $300M to be spent on
growth,continuous
improvement and
maintenance
• ~$180M returned to
shareholders YTD (9/30/12)
- Dividend raised 15% to
$0.23/quarter
- 2.5 million shares
repurchased
YTD
Strong Capital Redeployment
• Strong balance sheet to
fund future acquisitions
• Discretionary contributions
of ~$245M, net of tax
• Expected pension
funded status of ~90%

2014 Target*
17-19%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
'91–'01 Cycle Avg. : 6.2%
'02–'09 Cycle Avg. : 7.8%
Cost of Capital ~ 9%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013

TIMKEN

RETURN
ON
INVESTED
CAPITAL
Cost of
Capital
Note: The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on invested capital (ROIC).
See Appendix for reconciliation of ROIC to the most directly comparable GAAP equivalent.
Return on Invested
Capital

*Rolling 3-year targets are typically
provided annually and were last updated
Feb. 14, 2012.

APPLY
Our Knowledge
DIFFERENTIATE
Our Products
EXPAND
Our Reach
PERFORM
With Excellence
CREATE
UNPARALLELED
VALUE

Delivering exceptional results with a passion for superior execution.

TIMKEN

32

THE STRATEGY IS WORKING

THE TIMKEN COMPANY INVESTOR PRESENTATION DECEMBER 2012

APPENDIX

Latin America 4%
Rest of World 6%
Asia 11%
Europe 12%
United States 67%

GEOGRAPHIC
PROFILE
Note:  Based on 2011 financial results.

2011 Sales: $5.2 Billion
Over 70 manufacturing
facilities and distribution
centers across the globe
10 global Technology &
Engineering Centers
Nearly 90 sales offices to
serve customers in different
regions of the world
Global Footprint
Excluding Steel segment,
sales abroad represent nearly
50% of the portfolio in 2011
Global Sales Diversification

INCENTIVE
COMPENSATION
Annual Long-Term
Objective
Short-term Operational
Business Priorities
3-Year Strategic Business
Priorities
Long-term Shareholder
Value Creation
Participants 6,000  Associates Globally
160 Senior Leadership
Associates
265 Mid-level
Managers
160 Senior
Leadership
Associates
Time Horizon 1 Year 3 Years
4 Year Vesting with
a 10 Year Term
4 Year Vesting with
a 10 Year Term
Metrics
40% Corporate EBIT/BIC
50% EPS
50% ROIC
Share Price Share Price
30% Business Unit EBIT/BIC
15% BU Working Capital % of Sales
15%
Customer Service or
New Business Sales Ratio
Note: EBIT/BIC  is a pre-tax return on invested capital (ROIC) measure.  BIC denotes beginning invested capital. The incentive compensation plan depicted above is effective January 2012.
Award Cash
Restricted Stock Units
(in cash or shares)
Equity – Restricted
Stock Units
Equity – Non
Qualified Stock
Options

GAAP
RECONCILIATION
OF
EBIT
AND
EBITDA
($ Mils.)
12-Months Ended
9/30/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
Net Income $528.8 $456.6 $276.9 ($139) $271
Income from discontinued operations, net of tax 0.0 0.0 (7.4) 72.6 11.3
Provision for income taxes 292.2 240.2 136.0 (28.2) 157.1
Interest Expense 32.6 36.8 38.2 41.9 44.4
Interest Income (3.2) (5.6) (3.7) (1.9) (5.8)
Impairment and Restructuring 34.7 14.4 21.7 164.1 32.8
Receipt of CDSOA Distribution (107.5) 1.1 (2.0) (3.6) (9.1)
EBIT $777.6 $743.5 $459.7 $106.3 $501.9
Revenue $5,171.4 $5,170.2 $4,055.5 $3,141.6 $5,663.7
% EBIT Margin 15.0% 14.4% 11.3% 3.4% 8.9%
Depreciation and Amortization 198.4 192.5 189.7 201.5 200.8
EBITDA $976.0 $936.0 $649.4 $307.8 $702.7
% EBITDA Margin 18.9% 18.1% 16.0% 9.8% 12.4%
Average EBITDA Margin 15.0%
12-Months Ended 9-Months Ended 12-Months Ended
12/31/2011 Plus: 9/30/2012 Less: 9/30/2011 9/30/2012
Net Income $456.6 $420.5 $348.3 $528.8
Income from discontinued operations, net of tax 0.0 0.0 0.0 0.0
Provision for income taxes 240.2 241.0 189.0 292.2
Interest Expense 36.8 24.0 28.2 32.6
Interest Income (5.6) (2.0) (4.4) (3.2)
Impairment and Restructuring 14.4 28.8 8.5 34.7
Receipt of CDSOA Distribution 1.1 (108.6) 0.0 (107.5)
EBIT $743.5 $603.7 $569.6 $777.6
Revenue $5,170.2 $3,906.7 $3,905.5 $5,171.4
% EBIT Margin 14.4% 15.5% 14.6% 15.0%
0
Depreciation and Amortization 192.5 148.8 142.9 198.4
EBITDA $936.0 $752.5 $712.5 $976.0
% EBITDA Margin 18.1% 19.3% 18.2% 18.9%
Source: Company filings and Factset as of October 26, 2012.
This reconciliation is provided as additional relevant information about the Company’s performance. Management believes consolidated earnings before interest and taxes (EBIT) are representative of the Company’s performance and therefore useful to investors. Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) are another important measure of financial performance and cash generation of the business and therefore useful to investors. Management also believes that it is appropriate to compare GAAP net income to consolidated EBIT and EBITDA.

12-Months Ended
9/30/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
GAAP Operating Income $748.2 $729.1 $436.2 ($54.1) $462.0
GAAP Other Income / Expenses 102.2 (1.1) 3.8 (0.1) 16.2
Impairment and Restructuring 34.7 14.4 21.7 164.1 32.8
Receipt of CDSOA Distribution (107.5) 1.1 (2.0) (3.6) (9.1)
EBIT $777.6 $743.5 $459.7 $106.3 $501.9
Tax Rate 35.0% 35.0% 35.0% 35.0% 35.0%
Provision for Income taxes $272.2 $260.2 $160.9 $37.2 $175.7
NOPAT $505.4 $483.3 $298.8 $69.1 $326.2
Total Debt $488.9 $515.1 $513.7 $512.7 $623.9
Shareholder's Equity 2,345.8 2,042.5 1,941.8 1,595.6 1,663.0
Invested Capital 2,834.7 2,557.6 2,455.5 2,108.3 2,286.9
Average Invested Capital 2,696.2 2,506.6 2,281.9 2,197.6 2,485.4
ROIC
(1)
18.7% 19.3% 13.1% 3.1% 13.1%
Average 3-Year ROIC 17.0%
Average 5-Year ROIC 13.5%

Source: Company filings and Factset as of October 26, 2012.
(1) Return on Invested Capital calculated as Net Operating Profit After Taxes / (Average Total Debt + Average Shareholders’ Equity). Tax rate assumed at 35%.
GAAP
RECONCILIATION
OF
ROIC
($ Mils.)
12-Months Ended 9-Months Ended 12-Months Ended
12/31/2011 Plus: 9/30/2012 Less: 9/30/2011 9/30/2012
GAAP Operating Income $729.1 $578.6 $559.5 $748.2
GAAP Other Income / Expenses (1.1) 104.9 1.6 102.2
Impairment and Restructuring 14.4 28.8 8.5 34.7
Receipt of CDSOA Distribution 1.1 (108.6) 0.0 (107.5)
EBIT $743.5 $603.7 $569.6 $777.6
$0.0
Tax Rate 35.0% 35.0% 35.0% 35.0%
Provision for Income taxes $260.2 $211.3 $199.4 $272.2
NOPAT $483.3 $392.4 $370.2 $505.4
Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.

GAAP RECONCILIATION
OF
SEGMENT
ROIC
($ Mils.)

Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.
LTM LTM LTM LTM
2010 2011 2012 2010 2011 2012 2010 2011 2012 2010 2011 2012
GAAP Operating Income 183 218 196 118 261 254 6 (3) 14 129 251 279
Impairment/Restructuring 13 13 33 3 1 1 5 1 0 (0) - -
EBIT 197 232 230 122 262 255 11 (3) 14 129 251 279
Tax Rate 35% 35% 35% 35% 35% 35% 35% 35% 35% 35% 35% 35%
Provision for Taxes 69 81 80 43 92 89 4 (1) 5 45 88 97
NOPAT 128 151 149 79 170 165 7 (2) 9 84 163 181
Invested Capital 879 840 864 553 692 829 391 362 516 632 663 625
Avg Invested Capital 860 860 852 511 623 761 378 377 439 533 647 644
ROIC 14.9% 17.5% 17.5% 15.5% 27.3% 21.7% 1.8% -0.4% 2.1% 15.7% 25.2% 28.1%
Average ROIC
LTM LTM LTM LTM
Q4 11 YTD 12 2012 Q4 11 YTD 12 2012 Q4 11 YTD 12 2012 Q4 11 YTD 12 2012
EBIT 49 173 222 65 214 278 3 26 29 71 227 297
Allocation of Corp (6) (19) (26) (6) (19) (25) (4) (12) (15) (5) (14) (19)
Impairment/Restructuring 5 28 33 - 1 1 0 - 0 - - -
Adjusted EBIT 48 182 230 59 196 255 (1) 15 14 66 213 279
Tax Rate 35% 35% 35% 35% 35% 35% 35% 35% 35% 35% 35% 35%
Provision for Taxes 17 64 80 20 69 89 (0) 5 5 23 74 97
NOPAT 31 118 149 38 127 165 (0) 10 9 43 138 181
Invested Capital 864 829 516 625
Avg Invested Capital 852 761 439 644
ROIC 17.5% 21.7% 2.1% 28.1%
Mobile Process Aerospace & Defense Steel
Mobile Process Aerospace & Defense Steel
17% 22% 1% 24%

($ Mils.)

GAAP RECONCILIATION
OF
EBIT
Nine Months
Ended
September 30,
2012
(Dollars in millions) (Unaudited)
Net Income 420.5 $
Provision for income taxes
241.0
Interest expense
24.0
Interest income
(2.0)
Consolidated earnings before interest and taxes (EBIT) 683.5 $
This reconciliation is provided as additional relevant information about the Company's performance. Management believes consolidated earnings before interest and taxes (EBIT) are representative of the Company's performance and therefore useful to investors.  Management also believes that it is appropriate to compare GAAP net income to consolidated EBIT.

($ Mils.)

GAAP RECONCILIATION
OF
FREE
CASH
FLOW
2012 2011
366.5 $             (67.4) $
(187.3)               (106.0)
(66.8)                 (56.6)
112.4 $             (230.0) $
Nine Months Ended
September 30,
(Dollars in millions) (Unaudited)
Reconciliation of Free Cash Flow to GAAP Net Cash Provided (Used) by Operating Activities:
Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of its business strategy.
Free cash flow
Less: cash dividends paid to shareholders
Net cash provided (used) by operating activities
Less: capital expenditures

($ Mils.)

GAAP RECONCILIATION
OF
NET
DEBT
September 30,
2012
27.5 $
461.4
488.9
(485.5)
3.4 $
This reconciliation is provided as additional relevant information about The Timken Company's financial position. Capital is defined as total debt plus total shareholders' equity.
Management believes Net Debt is an important measure of Timken's financial position, due to the amount of cash and cash equivalents.
Reconciliation of Total Debt to Net Debt
(Dollars in millions) (Unaudited)
Net Debt
Short-term debt
Long-term debt
Total Debt
Less: Cash, cash equivalents and restricted cash

US$ Million

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
GAAP Net Cash Provided by Operating Activities	140	116	154	147	224	186	312	292	277	157
GAAP Capital expenditures	(140)	(136)	(89)	(114)	(129)	(151)	(233)	(238)	(165)	(159)
GAAP Cash dividends paid to shareholders	(23)	(22)	(25)	(26)	(28)	(30)	(39)	(45)	(45)	(44)
Free Cash Flow[1]	**(23)**	**(43)**	**39**	**6**	**67**	**5**	**40**	**9**	**68**	**(46)**

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Net Cash Provided by Operating Activities	178	206	204	121	319	337	337	569	588	313	212
Capital expenditures	(91)	(85)	(119)	(155)	(221)	(296)	(314)	(272)	(114)	(116)	(205)
Cash dividends paid to shareholders	(40)	(32)	(42)	(47)	(55)	(58)	(63)	(67)	(43)	(51)	(76)
Free Cash Flow[1]	**47**	**89**	**43**	**(81)**	**43**	**(17)**	**(40)**	**230**	**430**	**146**	**(69)**

GAAP RECONCILIATION
OF
FREE
CASH
FLOW
(1) Free cash flow is defined as net cash provided by operating activities (including pension contributions) minus capital expenditures and dividends. Results include discontinued operations until divested.

Reconciliation of Free Cash Flow to GAAP Net Cash Provided (Used) by Operating Activities
Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of its business strategy.

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
Total Debt (a) 273     321     277     280     211     303     359     469     450     514
Less: Cash 2        8        5        12       7        5        10       0        8        11
Net Debt 271     313     271     267     204     297     350     469     442     503
Equity 1,019 985     685     733     821     922     1,032 1,056 1,046 1,005
Total Debt to Capital 21.1% 24.5% 28.7% 27.6% 20.5% 24.7% 25.8% 30.8% 30.1% 33.8%
Net Debt to Capital 21.0% 24.1% 28.4% 26.7% 19.9% 24.4% 25.3% 30.8% 29.7% 33.4%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Total Debt (a) 497     461     735     779     721     598     723     624     513     514     515
Less: Cash 33       82       29       51       65       101     30       133     756     877     468
Net Debt 464     379     706     728     656     497     693     490     (243)    (363)    47
Equity 782     609     1,090 1,270 1,497 1,476 1,961 1,663 1,596 1,942 2,043
Total Debt to Capital 38.9% 43.1% 40.3% 38.0% 32.5% 28.8% 26.9% 27.3% 24.3% 20.9% 20.1%
Net Debt to Capital 37.2% 38.4% 39.3% 36.5% 30.5% 25.2% 26.1% 22.8% -18.0% -23.0% 2.2%
GAAP RECONCILIATION
OF
NET
DEBT
($ Mils.)
(a) Total Debt is the sum of commercial paper, short-term debt, current portion of long-term debt and long-term debt

Reconciliation of Net Debt to Total Debt and the Ratio of Net Debt to Capital
Management believes Net Debt is an important measure of Timken's financial position, due to the amount of cash and cash equivalents.

GAAP RECONCILIATION
OF
ROIC
($ Mils.)

Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
GAAP Operating Income
(1)
(9) 42 14 132 203 247 280 225 133 106
GAAP Other Income / (Expenses) (8) (2) (6) 2 (5) (5) 7 (16) (10) (7)
Earnings Before Interest and Taxes (EBIT)
(2) (17) 41 8 135 198 242 287 209 123 99
Provision for income taxes (6) 15 3 51 73 93 102 80 45 35
Adjusted tax rate 37.6% 37.6% 37.6% 37.6% 36.9% 38.3% 35.7% 38.2% 36.8% 35.0%
Net Operating Profit After Taxes (NOPAT)
(3)
(10) 25 5 84 125 149 184 129 78 64
Invested Capital:
Total Debt 266 273 321 277 280 211 303 359 469 450 514
Shareholders' Equity 1,075 1,019 985 685 733 821 922 1,032 1,056 1,046 1,005
Total 1,341 1,292 1,306 962 1,012 1,032 1,225 1,392 1,526 1,496 1,519
Average Invested Capital
(4)
1,317 1,299 1,134 987 1,022 1,129 1,308 1,459 1,511 1,507
ROIC: NOPAT / Average Invested Capital
(4)
-0.8% 1.9% 0.4% 8.5% 12.2% 13.2% 14.1% 8.9% 5.2% 4.3%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP Operating Income
(1)
(18) 79 98 237 327 219 295 462 (54) 436 729
GAAP Other Income / (Expenses) 22 37 10 12 68 80 5 16 (0) 4 (1)
Earnings Before Interest and Taxes (EBIT)
(2) 4 115 108 249 395 299 300 478 (54) 440 728
Provision for income taxes 2 46 43 80 129 91 61 171 (16) 148 251
Adjusted tax rate 39.8% 39.8% 40.0% 32.1% 32.6% 30.6% 20.4% 35.7% 29.9% 33.5% 34.5%
Net Operating Profit After Taxes (NOPAT)
(3)
3 69 65 169 266 208 239 307 (38) 292 477
Invested Capital:
Total Debt 497 461 735 779 721 598 723 624 513 514 515
Shareholders' Equity 782 609 1,090 1,270 1,497 1,476 1,961 1,623 1,596 1,942 2,043
Total 1,279 1,070 1,824 2,049 2,218 2,074 2,684 2,246 2,108 2,456 2,558
Average Invested Capital
(4)
1,399 1,175 1,447 1,937 2,134 2,146 2,379 2,465 2,177 2,282 2,507
ROIC: NOPAT / Average Invested Capital
(4)
0.2% 5.9% 4.5% 8.7% 12.5% 9.7% 10.0% 12.5% -1.7% 12.8% 19.0%
(1) GAAP Operating Income exclude discontinued operations for Latrobe Steel (divested Dec. 8, 2006) for years 2004 through 2006 and the Needle Roller Bearings business for years 2007 through 2009 (divested Dec. 31, 2009).
(2) EBIT is defined as operating income plus other income (expense) - net.
(3)
NOPAT is defined as EBIT less an estimated provision for income taxes.  This tax provision excludes the tax effect of pre-tax special items on the company's effective tax rate, as well as the the impact of discrete tax items recorded during the year.
(4) The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on invested capital (ROIC).  Average Invested Capital is the sum of Total Debt and Share-
holders' Equity taken at the beginning and ending of each year and then averaged.  Total Debt is the sum of commercial paper, ST-debt, curr. portion of LT-debt & LT-debt.